TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Bond Fund – Institutional Class (TDSBX)

Supplement dated May 24, 2013 to the Prospectus for the Institutional Class of TDAM Short-Term

Bond Fund (the “Fund”) dated March 1, 2013 (the “Prospectus”)

The following risk factor has been added to the section of the Prospectus entitled “Summary—Principal Risks”:

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

The list of funds in the TD Asset Management USA Funds Inc. fund complex, as set out in the “Balance Minimums” paragraph of the section of the Prospectus entitled “Summary—Purchase and Sale of Portfolio Shares” for the Fund, is replaced with the following list of funds:

the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, and the TDAM U.S. Small-Mid Cap Equity Fund.

The second to last paragraph under the section of the Prospectus entitled “Details About The Fund—Investment Strategies” is deleted.

The subsection entitled “Other (Non-Principal) Risk” in the section of the Prospectus entitled “Details About The Fund—Principal Risks” is deleted in its entirety.

The “Balance Minimums” paragraph in the section of the Prospectus entitled “How to Buy and Sell Shares” is deleted and replaced with the following:

Balance Minimums. Shareholders wishing to purchase shares directly from the Fund must meet one of the following initial purchase and minimum account balance requirements: (a) An initial purchase and minimum account balance requirement of $1,000,000 per household (by address); or (b) A combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, and the TDAM U.S. Small-Mid Cap Equity Fund.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

The first paragraph of the section of the Prospectus entitled “How to Buy and Sell Shares–How to Exchange Fund Shares” is deleted and replaced with the following:

Shares of the Fund’s Institutional Class may be exchanged for Institutional Class shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, and the TDAM U.S. Small-Mid Cap Equity Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. The Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. Exchange orders may be placed with the Fund or a Financial Intermediary. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM USA Inc. website at www.tdamusa.com.

The paragraph contained in the section of the Prospectus entitled “Shareholder Information—Frequent Purchases and Redemptions” is deleted and replaced with the following:

Because excessive purchase and redemption transactions can disrupt management of the Fund and increase the Fund’s costs for all shareholders, the Board has adopted a policy and procedures designed to detect and discourage frequent trading. Under the policy and procedures, an investor who makes more than one round-trip (i.e., purchase and redemption of comparable assets) within 30 days will be restricted from making future purchases in the Fund. In addition to the policy and procedures, the Fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, the Fund reserves the right to reject a purchase order from any investor or Financial Intermediary that the Fund has reason to believe could be a frequent trader.

The policy and procedures do not apply to the following:

•	Purchases of shares with reinvested dividend or capital gains distributions.

•	Transfers and re-registrations of shares within the Fund.

•	Purchases of shares by asset transfer.

•	Section 529 college savings plans.

•	Certain approved institutional portfolios and asset allocation programs, including:

-	Redemptions or exchanges in discretionary asset allocation or wrap fee programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing;

-	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

Participants in Employer-Sponsored Defined Contribution Plans

For participants in employer-sponsored defined contribution plans, the frequent trading policy and procedures do not apply to:

•	Purchases of shares with participant payroll or employer contributions or loan repayments.

•	Purchases of shares with reinvested dividend or capital gains distributions.

•	Distributions, loans, and in-service withdrawals from a plan.

•	Redemptions of shares as part of a plan termination or at the direction of the plan.

•	Redemptions of shares to pay account fees.

•	Share or asset transfers or rollovers.

•	Re-registrations of shares.

•	Redemptions or exchanges in discretionary asset allocation or wrap fee programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing.

•	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

Accounts Held by Institutions (Other than Defined Contribution Plans)

The Fund will systematically monitor for frequent trading in institutional clients’ accounts. If the Fund detects suspicious trading activities, it will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy described above, prohibiting a client’s purchases of Fund shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Bond Fund – Institutional Class (TDSBX)

 Supplement dated May 24, 2013 to the Statement of Additional Information for the Institutional Class

of TDAM Short-Term Bond Fund (the “Fund”) dated March 1, 2013 (the “SAI”)

The following subsection is added to the section of the SAI entitled “Investment Policies And Restrictions” directly below the subsection entitled “Credit Enhancement Features”:

Derivatives

General. Derivatives are financial instruments that derive their value, at least in part, from the price of another security or asset, or the level of an index, or a rate. Some forms of derivatives, such as exchange-traded futures and options on securities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Options and futures contracts are also considered types of derivative securities, and are described more fully below under the headings “Options” and “Futures Contracts and Options on Futures Contracts,” respectively. Other common types of derivatives include forward foreign currency exchange contracts (which are described more fully below under the heading “Foreign Currency Exchange Transactions”), forward contracts on securities and securities indices, collateralized mortgage obligations, stripped securities, and swap agreements.

The Fund may use derivatives, (i) to gain exposure to securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the security itself); (ii) to reduce risk, including the risk associated with currency fluctuations; (iii) to enhance income; or (iv) to provide downside risk protection for one or more securities.

While derivative instruments are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative and the other investments in the Fund’s portfolio does not follow the Investment Manager’s expectations. If the Investment Manager’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative itself. Derivatives and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or the Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivatives are developed and offered to investors, the Investment Manager will, consistent with the Fund’s investment objective, policies and restrictions, consider making investments in such new types of derivatives.

Additional risks of derivatives include, but are not limited to, the risk of disruption of the Fund’s ability to trade in derivatives because of regulatory compliance problems or regulatory changes, credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The Investment Manager uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with the Fund’s investment objective, policies and restrictions, and does not expose the Fund to undue risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Investment Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter (“OTC”) instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the OTC market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that the Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Regulatory Risk. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (such as the currency and interest rate transactions, credit default swaps and options described herein), may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Asset Coverage Requirements for Certain Derivative Transactions. The Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated subcustodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The following subsection is added to the section of the SAI entitled “Investment Policies And Restrictions” directly below the subsection entitled “Swaps”:

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid. Other credit default swap agreements, however, may be considered liquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Accordingly, the Fund will segregate liquid investments in an amount equal to the full notional value of the swap of which it is the seller.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

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